Exhibit 99.2

PG&E Corporation

Table 1:  Earnings Summary

First Quarter 2005 vs. First Quarter 2004
(in millions except per share amounts)

	Earnings (Loss) Three months ended March 31,		Earnings (Loss) per Common Share (Diluted) Three months ended March 31,
	2005	2004	2005	2004
Pacific Gas and Electric Company and Holding Company
Pacific Gas and Electric Company [1]	$ 227	$ 180	$ 0.56	$ 0.42
Holding Company	(1)	(5)	-	(0.01)
Earnings from Operations	226	175	0.56	0.41
Items Impacting Comparability [2]
Implementation of Electric Industry Restructuring		2,950	-	6.96
Energy Crisis/Chapter 11 Interest Costs	(8)	(56)	(0.02)	(0.13)
Dividend Participation Rights	-	(19)	-	(0.05)
Other	-	(17)	-	(0.04)
Total	(8)	2,858	(0.02)	6.74
PG&E Corporation Earnings on a GAAP basis	$ 218	$ 3,033	$ 0.54	$ 7.15

1   Earnings from operations exclude items impacting comparability as discussed below.

2   Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with generally accepted accounting principles, or GAAP.

DISCUSSION:

1.

Earnings from operations contributed by the Utility excludes items impacting comparability, as discussed below, totaling $8 million ($0.02 per common share) for the quarter ended March 31, 2005 and $2,886 million ($6.81 per common share) for the quarter ended March 31, 2004.  On a GAAP basis, the Utility earned $219 million for the three months ended March 31, 2005 and $3,066 million for the three months ended March 31, 2004.

2.

Items impacting comparability for the quarter ending March 31, 2005 include the net effect of incremental interest costs of $8 million ($0.02 per common share), after-tax, related to remaining generator disputed claims in the Utility’s Chapter 11 proceeding, which are subject to resolution by bankruptcy court.

3.	Items impacting comparability for the quarter ended March 31, 2004 include:

a.

The Utility’s recognition of a gain of approximately $2,950 million ($6.96 per common share) related to the establishment of regulatory assets contemplated in the December 19, 2003 settlement agreement, or Settlement Agreement, entered into between the Utility, PG&E Corporation and the California Public Utilities Commission, or CPUC, to resolve the Utility’s Chapter 11 proceeding;

b.

The net effect of incremental interest costs of $52 million ($0.12 per common share) from the increased amount and cost of debt resulting from the California energy crisis and the Utility’s Chapter 11 filing;

c.

Increased costs of $4 million ($0.01 per common share) related to the Chapter 11 filings of the Utility and National Energy & Gas Transmission, Inc., or NEGT.  These costs generally consist of external legal consulting fees, financial advisory fees and other related costs and payments;

d.

A change in the market value of non-cumulative dividend participation rights of $19 million ($0.05 per common share) related to the Holding Company’s $280 million of 9.5% Convertible Subordinated Notes; and

e.	The Utility’s recognition of $17 million ($0.04 per common share) in charges related to obligations to invest in clean energy technology and donate land, included in the Settlement Agreement.

PG&E Corporation
Table 2: Earning Per Share from Operations,
First Quarter 2005 vs. First Quarter 2004
($/Share)
Q1 2004 EPS from Operations [1]	$0.41
Timing of 2003 GRC and attrition decision [2]	0.15
Higher equity earnings on rate base [3]	0.03
Fewer shares outstanding	0.02
Miscellaneous items	0.02
0.22

Lower earnings on the settlement regulatory asset [4]	(0.04)
Increased estimate of environmental remediation	(0.03)
(0.07)

Q1 2005 EPS from Operations [1]	$0.56

1    See Table 1 for a reconciliation of earnings per share, or EPS, from operations to EPS on a GAAP basis.

2    The CPUC issued a final decision in May 2004 that was retroactive to 2003.  As a result, first quarter earnings in 2004 did not include 2003 GRC and 2004 attrition revenues.

3   The Utility's equity ratio reached its authorized level of 52% in January 2005, compared to approximately 48% during the first quarter 2004.

4   The Utility earned a return on the settlement regulatory asset only through February 10, 2005 (when the energy recovery bonds were issued to refinance the settlement regulatory asset) as compared to a full quarter in 2004.

PG&E Corporation
Table 3: Share Statistics
First Quarter 2005 vs. First Quarter 2004
(shares in millions except per share amounts)
Common Stock Data	First Quarter 2005	First Quarter 2004	% Change
Book value per share - end of period[1]	$21.16	$18.36	15.25%
Weighted average common shares outstanding, basic	388	393	-1.27%
Employee stock options, restricted stock, and
PG&E Corporation shares held by grantor trusts	4	12
Weighted average common shares outstanding, diluted	392	405	-3.21%
9.5% Convertible Subordinated Notes (participating securities)	19	19
Weighted average common shares outstanding and participating securities, diluted	411	424	-3.07%

[1] Common Shareholders' Equity per common share outstanding (excluding shares held by Elm Power Corporation, a wholly owned subsidiary of PG&E Corporation) at period end.

Source:  PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E CORPORATION

Table 4: Pacific Gas and Electric company Operating Statistics
First Quarter 2005 vs. First Quarter 2004
	First Quarter
	2005	2004
Electric Sales (in millions kWh)
Residential	7,442	7,422
Commercial	7,466	7,477
Industrial	3,455	3,355
Agricultural	471	497
BART, public street and highway lighting	193	115
Other electric utilities	7	4
Sales from Energy Deliveries	19,034	18,870

Total Electric Customers at March 31	4,958,963	4,880,134

Bundled Gas Sales (in millions MCF) [1]

Residential	82	85
Commercial	26	27
Industrial	-	-
Total Bundled Gas Sales	108	112

Total Transportation Only [1]	133	144

Total Gas Sales	241	256

Total Gas Customers at March 31	4,132,323	4,057,499

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,653	4,322
Hydro (net)	2,947	3,095
Fossil	242	224
Total Utility Generation	7,842	7,641

Purchased Power
Qualifying Facilities	4,354	4,673
Irrigation Districts	498	1,056
Other Purchased Power	154	172
Spot Market Purchases/Sales, net	(19)	1,193
Total Purchased Power	4,987	7,094

Delivery from DWR	5,044	4,561

Delivery to Direct Access Customers	2,102	2,101

Other (includes energy loss)	(941)	(2,527)

Total Electric Energy Delivered	19,034	18,870

Diablo Canyon Performance
Overall capacity factor (including refuelings)	99%	91%
Refueling outage period	None	3/22/04-6/7/04
Refueling outage duration during the quarter (days)	-	9.0

1   2004 amounts have been converted from decatherms, or DTh, to millions cubic feet, or MCF to conform to the 2005 presentation.

PG&E Corporation

Table 5: 2005 Earnings per Common Share Guidance

	Low	High

EPS Guidance on an Earnings from Operations Basis	$2.15	$2.25

Items Impacting Comparability:[1]
Incremental interest expense [2]	(0.08)	(0.05)

EPS Guidance on a GAAP Basis	$2.07	$2.20

1   The range of potential outcomes is developed using a range of dollar estimates and a range of estimated shares outstanding for the items presented.

2   The net expense, after tax, related to remaining generator disputed claims in the Utility's Chapter 11 proceeding, which are subject to resolution in the bankruptcy court.

Table 6: 2006 Earnings per Common Share Guidance

	Low	High

EPS Guidance on an Earnings from Operations Basis	$2.30	$2.40

Items Impacting Comparability	0.00	0.00

EPS Guidance on a GAAP basis	$2.30	$2.40

Management's statements regarding 2005 and 2006 guidance for earnings from operations per share for PG&E Corporation constitute forward looking statements that are based on current expectations and assumptions which management believes are reasonable.  These statements are necessarily subject to various risks and uncertainties.  In addition to the risk that the assumptions on which the statements are based (including that the Utility earns an authorized return on equity of 11.22%, that the second series of energy recovery bonds is issued in late 2005, and that the Utility makes certain capital expenditures) prove to be inaccurate, many factors could cause actual results to differ materially from those contemplated by the forward-looking statements.  These factors are noted in PG&E Corporation's and Pacific Gas and Electric Company's Current Report on Form 8-K dated May 4, 2005 and are discussed in their combined Annual Report on Form 10-K for the year ended December 31, 2004 and their Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

 PG&E Corporation

Table 7: Rate Base - Pacific Gas and Electric Company
(in billions)
	2004 Actual	2005 Estimated	2006 Estimated
Total Weighted Average Rate Base	$14.8	$15.3	$16.0

PG&E Corporation
Table 8: General Earnings Sensitivities for 2005
PG&E Corporation and Pacific Gas and Electric Company

Variable

		Description of Change	Estimated Earnings Impact
Rate base	+/-	$100 million change in rate base[1]	+/-	$6 million

Return on equity (ROE)	+/-	0.1% change in allowed ROE	+/-	$8 million

Share count	+/-	1% change in average shares	+/-	$0.02 per share

Revenues	+/-	$7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/-	$0.01 per share

1 Assuming 11.22% return on equity and equity ratio of 52%.

PG&E Corporation

Table 9: First Quarter 2005 Cash Flow Sources and Uses
PG&E Corporation Consolidated
(in millions)
Cash and cash equivalents, January 1, 2005	$ 972

Sources of Cash
Cash from operations	1,048
Debt issued	1,874
Common stock issued	120
Decrease in restricted cash	26
Net proceeds from sale of assets	11
Other, net	26
$ 3,105

Uses of Cash
Capital expenditures	$ 349
Net repayments under credit facilities and short-term borrowings	300
Long-term debt matured, redeemed, or repurchased	902
Rate reduction bonds matured	74
Preferred stock redeemed	2
Common stock repurchased	1,065
Preferred dividends paid	4
$ 2,696

Cash and cash equivalents, March 31, 2005	$ 1,381

Source:  PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005

PG&E Corporation

Table 10: Consolidated Cash Position
First Quarter 2005 vs. First Quarter 2004
(in millions)

	Cash as of March 31,
	2005	2004	Change

Net Cash Flow from Operating Activities
Holding Company [1]	$13	($122)	$135
Pacific Gas and Electric Company	1,035	1,009	26
	$1,048	$887	$161

Consolidated Cash Balance
Holding Company [2]	325	615	(290)
Pacific Gas and Electric Company [3]	1,056	2,845	(1,789)
	$1,381	$3,460	($2,079)

Consolidated Restricted Cash Balance
Holding Company	1	363	(362)
Pacific Gas and Electric Company	1,857	7,446	(5,589)
	$1,858	$7,809	(5,951)

1    Reflects elimination of all inter-company transactions in consolidation.

2    Includes Pacific Venture Capital cash balance.

3    These amounts do not include restricted cash.  The Utility's restricted cash includes amounts deposited in escrow related to the remaining disputed Chapter 11 claims, collateral required by the ISO and deposits under certain third party agreements.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation
Table 11: Long-Term Debt
First Quarter 2005 vs. Year End 2004
(in millions)
	Balance at
	March 31,	December 31,
	2005	2004
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$ 280	$ 280
Other long-term debt	-	1
Less: current portion	-	(1)
	$ 280	$ 280

Utility
First Mortgage Bonds [1]
3.26% to 6.05% bonds, due 2006-2034	$ 5,300	$ 6,200
Unamortized discount, net of premium	(17)	(17)
Total First Mortgage Bonds	5,283	6,183
Pollution control bond loan agreements, variable rates, due 2007	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2007	345	345
Pollution control bond reimbursement obligations, variable rates, due 2005	454	454
Other	3	4
Less: current portion	(457)	(757)
	6,442	7,043

Total consolidated long-term debt, net of current portion	$ 6,722	$ 7,323

1    On April 22, 2005, the lien of the mortgage securing the First Mortgage Bonds was released and the First Mortgage Bonds were re-designated as senior unsecured notes.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation
Table 12: Repayment Schedule and Interest Rates -- Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions)

	2005	2006	2007	2008	2009	Thereafter	Total
Long-Term Debt
PG&E Corporation
Average fixed interest rates	-	-	-	-	-	9.50%	9.50%
Fixed rate obligations	$ 0	$ 0	$ 0	$ 0	$ 0	$ 280	$ 280
Utility
Average fixed interest rate	-	-	3.50%	-	3.60%	5.78%	5.43%
Fixed rate obligations	$ 0	$ 0	$ 345	$ 0	$ 600	$ 4,683	$ 5,628
Variable interest rate as of March 31, 2005	4.00%	3.26%	2.30%	-	-	-	-
Variable rate obligations	$ 454	$ 200	$ 614	$ 0	$ 0	$ 0	$ 1,268
Other	$ 2	$ 1	$ 0	$ 0	$ 0	$ 0	$3
Total consolidated long-term	$ 456	$ 201	$ 959	$ 0	$ 600	$ 4,963	$ 7,179

Energy Recovery Bonds & Rate Reduction Bonds
Utility
Average fixed interest rate	6.42%	6.44%	6.48%	-	-	-	6.45%
Rate reduction bonds	$ 216	$ 290	$ 290	$ 0	$ 0	$0	$ 796
Average fixed interest rate	3.32%	3.55%	3.87%	3.87%	4.05%	4.35%	4.02%
Energy recovery bonds	$ 140	$ 221	$ 230	$ 239	$ 248	$ 810	$ 1,888

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation
Table 13: PG&E Corporation
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2005	2004

Operating Revenues
Electric	$1,660	$1,791
Natural gas	1,009	931
Total operating revenues	2,669	2,722
Operating Expenses
Cost of electricity	396	561
Cost of natural gas	620	578
Operating and maintenance	767	816
Recognition of regulatory assets	-	(4,900)
Depreciation, amortization and decommissioning	385	312
Reorganization professional fees and expenses	-	2
Total operating (gain) expenses	2,168	(2,631)
Operating Income	501	5,353
Reorganization interest income	-	8
Interest income	21	6
Interest expense	(161)	(231)
Other expense, net	(1)	(27)
Income Before Income Taxes	360	5,109
Income tax provision	142	2,076
Net Income	$218	$3,033
Weighted Average Common Shares Outstanding, Basic	388	393
Net Earnings Per Common Share, Basic	$0.55	$7.36
Net Earnings Per Common Share, Diluted	$0.54	$7.15
Dividends Declared Per Common Share	$0.30	$-

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation
Table 14: PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	March 31, 2005 (Unaudited)	December 31, 2004

ASSETS

Current Assets

Cash and cash equivalents	$ 1,381	$ 972
Restricted cash	1,858	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of $88 million in 2005 and $93 million in 2004)
	1,916	2,085
Regulatory balancing accounts	968	1,021
Inventories:
Gas stored underground	83	175
Materials and supplies	131	129
Prepaid expenses and other	55	46

Total current assets	6,392	6,408

Property, Plant and Equipment
Electric	21,689	21,519
Gas	8,574	8,526
Construction work in progress	518	449
Other	15	15

Total property, plant and equipment
	30,796	30,509
Accumulated depreciation	(11,728)	(11,520)

Net property, plant and equipment

	19,068	18,989

Other Noncurrent Assets
Regulatory assets	6,412	6,526
Nuclear decommissioning funds	1,627	1,629
Other	938	988

Total other noncurrent assets	8,977	9,143

TOTAL ASSETS	$ 34,437	$ 34,540

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation

Table 14 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	March 31, 2005 (Unaudited)	December 31, 2004
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$ -	$ 300
Long-term debt, classified as current	457	758
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	197	-
Accounts payable:
Trade creditors
	500	762
Disputed claims and customer refunds	2,142	2,142
Regulatory balancing accounts	574	369
Other	499	352
Interest payable	432	461
Income taxes payable	388	185
Deferred income taxes	374	394
Other	879	905

Total current liabilities
	6,732	6,918

Noncurrent Liabilities
Long-term debt	6,722	7,323
Rate reduction bonds	506	580
Energy recovery bonds	1,691	-
Regulatory liabilities	3,869	4,035
Asset retirement obligations	1,325	1,301
Deferred income taxes	3,490	3,531
Deferred tax credits	119	121
Preferred stock of subsidiary with mandatory redemption provisions (redeemable, 6.30% and 6.57%, outstanding 4,800,000 shares, due 2005-2009)	120	122
Other	1,756	1,690

Total noncurrent liabilities
	19,598	18,703

Commitments and Contingencies (Notes 1, 2, and 7)

Preferred Stock of Subsidiaries

	286	286

Preferred Stock
Preferred stock, no par value, 80,000,000 shares, $100 par value, 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 393,170,435 common and 1,400,062 restricted shares in 2005 and 417,014,431 common and 1,601,710 restricted shares in 2004	6,196	6,518
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	(31)	(26)
Accumulated earnings	2,379	2,863
Accumulated other comprehensive loss	(5)	(4)

Total common shareholders' equity
	7,821	8,633

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 34,437	$ 34,540

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

PG&E Corporation

Table 15:  PG&E Corporation

Condensed Consolidated Statements of Cash Flows

(Unaudited)
	Three Months Ended March 31,
(in millions)
	2005	2004

Cash Flows From Operating Activities

  Net income
	$218	$3,033
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and decommissioning	385	312
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(63)	1,926
Other deferred charges and noncurrent liabilities	(45)	237
Tax benefit on employee stock options exercises	25	-
Gain on sale of assets	-	(16)
Net effect of changes in operating assets and liabilities:
Restricted cash	96	(128)
Accounts receivable	169	352
Inventories	90	82
Accounts payable	(115)	(257)
Accrued taxes	202	65
Regulatory balancing accounts, net	254	(53)
Other working capital	(182)	287
      Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise
	-	(20)
Other, net	14	(33)

Net cash provided by operating activities	$ 1,048	$ 887

Cash Flows From Investing Activities
Capital expenditures	(349)	(342)
Net proceeds from sale of assets	11	18
Decrease (Increase) in restricted cash	26	(6,917)
Other, net	26	(65)

 Net cash used in investing
activities

 (286)

 (7,306)

 Cash Flows From Financing
Activities

    Net repayments
under credit facilities and short-term borrowings

 (300)

 -

    Proceeds from
issuance of long-term debt, net of issuance costs of $153 million in 2004

 -

 6,547

    Proceeds from
issuance of energy recovery bonds, net of issuance costs of $14 million in 2005

 1,874

 -

    Long-term debt
matured, redeemed or repurchased

 (902)

 (310)

    Rate reduction
bonds matured

 (74)

 (74)

    Preferred stock
with mandatory redemption provisions redeemed

 (2)

 -

    Common stock
issued

 120

 58

    Common stock
repurchased

 (1,065)

 -

    Preferred
dividends paid

 (4)

 -

 Net cash (used in) provided by
financing activities

 (353)

 6,221

Net change in cash and cash
equivalents

409

  (198)

 Cash and cash equivalents at
January 1

 972

 3,658

Cash and cash equivalents at
March 31

 $1,381

 $3,460

 Supplemental disclosures of cash
flow information

  Cash received for:

      Reorganization interest
income

 $6

 $8

    Cash paid
for:

      Interest (net of amounts
capitalized)

 267

 197

      Income
taxes refunded, net

 (14)

 -

      Reorganization professional
fees and expenses

 -

 5

 Supplemental disclosures of
noncash investing and financing activities

      Common
stock dividends declared but not yet paid

 111

 -

  Transfer of liabilities and
other payables subject to compromise to operating
 assets and liabilities

 $-

 $ (257)

Source:  PG&E
Corporation’s and Pacific Gas and Electric Company’s
Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric
Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2005.

PG&E Corporation

 Table 16:  Pacific Gas and
Electric Company

 Condensed Consolidated Statements
Of Income

 (Unaudited)

 Three Months Ended

 (in millions)

 March
31,

 2005

2004

 Operating Revenues

 Electric

 $
1,660

 $
1,791

 Natural gas

 1,009

 931

Total operating revenues

 2,669

 2,722

Operating
Expenses

 Cost of electricity

 396

 561

 Cost of natural gas

 620

 578

 Operating and maintenance

 773

 808

 Recognition of regulatory
assets

 -

 (4,900)

 Depreciation, amortization and
decommissioning

 385

 311

 Reorganization professional fees and
expenses

 -

 2

Total operating (gain)
expenses

 2,174

 (2,640)

Operating Income

 495

 5,362

 Reorganization interest
income

 -

 8

 Interest income

 20

 3

Interest expense

 (154)

 (213)

 Other income, net

 4

 13

Income Before Income
Taxes

 365

 5,173

 Income tax provision

 142

 2,099

 Net Income

 223

 3,074

 Preferred dividend
requirement

 4

 8

Income Available for Common
Stock

 $

 219

 $

 3,066

Source:  PG&E
Corporation’s and Pacific Gas and Electric Company’s
Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric
Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2005.

PG&E Corporation

 Table 17:  Pacific Gas and
Electric Company

 Condensed Consolidated Balance
Sheets

 Balance
At

 (in millions)

 March 31,
 2005
 (Unaudited)

December 31,
2004

 ASSETS

Current Assets

 Cash and cash equivalents

 $

 1,056

 $

 783

 Restricted cash

 1,857

 1,980

 Accounts receivable:

 Customers (net of allowance for
doubtful accounts of

$88 million in 2005 and $93 million in 2004)

 1,916

 2,085

 Related parties

 2

 2

 Regulatory balancing
accounts

 968

 1,021

 Inventories:

 Gas stored underground and fuel
oil

 83

 175

 Materials and supplies

 131

 129

 Prepaid expenses and
other

 54

 43

 Total current
assets

 6,067

 6,218

 Property, Plant and
Equipment

 Electric

 21,689

 21,519

 Gas

 8,574

 8,526

 Construction work in
progress

 518

 449

 Total property, plant and
equipment

 30,781

 30,494

 Accumulated depreciation

 (11,715)

 (11,507)

 Net property, plant and
equipment

 19,066

 18,987

 Other Noncurrent
Assets

 Regulatory assets

 6,412

 6,526

 Nuclear decommissioning
funds

 1,627

 1,629

 Other

 892

 942

 Total other noncurrent
assets

 8,931

 9,097

 TOTAL ASSETS

 $

 34,064

 $

 34,302

Source:  PG&E
Corporation’s and Pacific Gas and Electric Company’s
Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric
Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2005.

PG&E Corporation

 Table 17 (continued):
Pacific Gas and Electric Company

 Condensed Consolidated Balance
Sheets

 Balance
At

 (in millions)

 March 31,
 2005
 (Unaudited)

|
December 31,
2004

 LIABILITIES AND SHAREHOLDERS'
EQUITY

 Current
Liabilities

 Short term borrowings

 $

 -

 $

 300

 Long-term debt, classified as
current

 457

 757

Rate reduction bonds, classified as current

 290

 290

Energy recovery bonds, classified as current

 197

 -

 Accounts payable:

Trade creditors

 500

 762

 Disputed claims and customer
refunds

 2,142

 2,142

 Related parties

 20

 20

 Regulatory balancing
accounts

 574

 369

 Other

 484

 337

 Interest payable

 426

 461

 Income taxes payable

 322

 102

 Deferred income taxes

 351

 377

 Other

 741

 869

 Total current
liabilities

 6,504

 6,786

 Noncurrent
Liabilities

 Long-term debt

 6,442

 7,043

 Rate reduction bonds

 506

 580

 Energy recovery bonds

 1,691

 -

 Regulatory liabilities

 3,869

 4,035

 Asset retirement
obligations

 1,325

 1,301

 Deferred income taxes

 3,587

 3,629

 Deferred tax credits

 119

 121

Preferred stock with mandatory redemption provisions
   (redeemable, 6.30% and 6.57%, outstanding 4,800,000 shares, due 2005-2009)

 120

 122

 Other

 1,625

 1,555

 Total noncurrent
liabilities

 19,284

 18,386

 Commitments and Contingencies
(Notes 1, 2 and 7)

Shareholders' Equity

 Preferred stock without mandatory
redemption provisions:

    Nonredeemable, 5%
to 6%, outstanding 5,784,825 shares

 145

 145

    Redeemable, 4.36%
to 7.04%, outstanding 5,973,456 shares

 149

 149

 Common stock, $5 par value,
authorized 800,000,000 shares,

    issued 299,291,477
shares

 1,496

 1,606

 Common stock held by subsidiary, at
cost, 19,481,213 shares

 (475)

 (475)

 Additional paid-in
capital

 1,900

 2,041

 Reinvested earnings

 5,066

 5,667

 Accumulated other comprehensive
loss

 (5)

 (3)

 Total shareholders'
equity

 8,276

 9,130

 TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY

 $

 34,064

 $

 34,302

Source:  PG&E
Corporation’s and Pacific Gas and Electric Company’s
Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric
Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2005.

PG&E Corporation

 Table 18:  Pacific Gas and
Electric Company

 Condensed Consolidated Statements
of Cash Flows

 (Unaudited)

 Three Months
Ended

 March
31,

 (in millions)

 2005

 2004

Cash Flows From Operating
Activities

 Net income

 $

 223

 $

 3,074

 Adjustments to reconcile net income
to net cash provided by operating activities:

 Depreciation, amortization and
decommissioning

 385

 311

 Recognition of regulatory
assets

 -

 (4,900)

 Deferred income taxes and tax
credits, net

 (70)

 2,014

 Other deferred charges and
noncurrent liabilities

 (49)

 279

 Gain on sale of assets

 -

 (16)

 Net effect of changes in operating
assets and liabilities:

 Decrease (increase) in restricted
cash

 97

 (126)

 Accounts receivable

 169

 353

 Inventories

 90

 82

 Accounts payable

 (115)

 (256)

 Accrued taxes

 220

 98

 Regulatory balancing accounts,
net

 254

 (53)

 Other working capital

 (179)

 253

 Payments authorized by the
bankruptcy court on amounts classified as liabilities subject to compromise

 -

 (20)

 Other, net

 10

 (84)

 Net cash provided by operating
activities

 1,035

 1,009

 Cash Flows From Investing
Activities

 Capital expenditures

 (349)

 (342)

 Net proceeds from sale of
assets

 11

 18

 Decrease (increase) in restricted
cash

 26

 (6,917)

 Other, net

 26

 (65)

 Net cash used in investing
activities

 (286)

 (7,306)

 Cash Flows From Financing
Activities

Net repayments under credit facilities and short-term borrowings

 (300)

 -

Proceeds from issuance of long-term debt, net of issuance costs of $153 million in 2004

 -

 6,547

Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005

 1,874

 -

 Long-term debt matured, redeemed or
repurchased

 (900)

 (310)

 Rate reduction bonds
matured

 (74)

 (74)

 Common stock dividends
paid

 (110)

 -

 Preferred dividends paid

 (4)

 -

 Preferred stock with mandatory
redemption provisions redeemed

 (2)

 -

 Common stock repurchased

 (960)

 -

 Net cash (used in) provided by
financing activities

 (476)

 6,163

 Net change in cash and cash
equivalents

 273

 (134)

Cash and cash equivalents at January 1

 783

 2,979

 Cash and cash equivalents at
March 31

 $

 1,056

 $

 2,845

 Supplemental disclosures of cash
flow information

 Cash received for:

 Reorganization interest
income

 $

 6

 $

 8

 Cash paid for:

 Interest (net of amounts
capitalized)

 169

 175

 Income taxes paid, net

 -

 -

 Reorganization professional fees and
expenses

 -

 5

 Supplemental disclosures of
noncash investing and financing activities

 Equity contribution for settlement
of POR payable

 -

 (128)

Transfer of liabilities and other payables subject to compromise to operating assets and liabilities

 $

 -

 $

 (257)

Source:  PG&E
Corporation’s and Pacific Gas and Electric Company’s
Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric
Company's Quarterly Report on Form 10-Q for the quarter ended March
31, 2005.